UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2008

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 1, 2008, pursuant to the terms of the Asset Purchase Agreement, dated as of June 18, 2008, among Pike Electric Corporation, a Delaware corporation (the “Company”), Pike Electric, Inc., a North Carolina corporation and a wholly-owned subsidiary of the Company (“Buyer”), Shaw Energy Delivery Services, Inc. (“Seller”), a subsidiary of The Shaw Group Inc., as amended August 14, 2008 (as so amended, the “Purchase Agreement”), Buyer acquired substantially all of the assets of Seller (the “Transaction”). The acquired assets related to Seller’s business of designing, constructing and maintaining power distribution and transmission lines and substations. A copy of the Purchase Agreement is attached as Exhibit 2.1.

The terms of the Transaction were described in Item 1.01 of the Company’s Current Reports on Form 8-K filed on June 20, 2008 and August 14, 2008. The purchase price for the acquired assets consists of approximately $24 million in cash (subject to an adjustment based on working capital as of the closing date) and the assumption of certain specified liabilities.

Item 7.01.  Regulation FD Disclosure.

On September 2, 2008, the Company issued a press release announcing the completion of the Transaction, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement dated June 18, 2008 by and among Pike Electric, Inc., Shaw Energy Delivery Services, Inc., Pike Electric Corporation and The Shaw Group, Inc., as amended on August 14, 2008 (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2) and will be furnished to the Securities and Exchange Commission upon request.)

99.1	Press Release of Pike Electric Corporation, issued September 2, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION
Date: September 3, 2008	By:	/s/ James R. Fox

	Name:	James R. Fox
	Title:	Vice President and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 1, 2008	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement dated June 18, 2008 by and among Pike Electric, Inc., Shaw Energy Delivery Services, Inc., Pike Electric Corporation and The Shaw Group, Inc., as amended on August 14, 2008 (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2) and will be furnished to the Securities and Exchange Commission upon request.)

99.1	Press Release of Pike Electric Corporation, issued September 2, 2008